Exhibit 10.2
Amendment No. 12
Purchase Agreement
This Amendment No. 12 (“the Amendment”) to the Purchase Agreement (the “Agreement”) dated January 25, 2000 by and among Brocade Communications Systems, Inc., a corporation organized under the laws of the State of Delaware, U.S.A., and having its principal place of business at 1745 Technology Drive, San Jose, California 95110 (“Brocade-US”), and Brocade Communications Switzerland SarL, a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de l’Aeroport, Case Postale 105 CH-1215 Geneva 15, Switzerland (“Brocade-Switzerland”), (collectively “SUPPLIER”) and EMC Corporation, (“EMC”), a Massachusetts corporation, is made as of November 21, 2005 by and between SUPPLIER and EMC and commences on the last date accepted and executed by SUPPLIER (“Effective Date”). [**]
WHEREAS, the parties wish to amend the Agreement to [**]
NOW THEREFORE, in consideration of the above and the other respective promises of the parties set forth herein, the parties hereto agree as follows:
1) Exhibit A, [**], is hereby deleted and replaced with the attached Exhibit A which includes [**].
2) No Other Changes. All Other terms and conditions of the Agreement shall remain unchanged.
3) Counterparts. This Amendment may be executed in two or more counterparts, all of which, taken together, shall be regarded as one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 12 to OEM Purchase and License Agreement by their duly authorized representatives. Such execution of the Amendment may be in three counterparts, each of which shall be an original and together which shall constitute one and the same instrument.

Executed and agreed to:		Executed and agreed to:

Brocade Communications Systems, Inc.		EMC Corporation
(“Supplier”)		(“EMC”)

Signature:	/s/ Ian Whiting	Signature:	/s/ William Monagle 11/22/05

Name:	Ian Whiting	Name:	William Monagle

Title:	VP, WW Sales	Title:	VP Corporate Procurement

Date:	31 Jan 2006	Date:

Brocade Communications Switzerland, SarL. (“Supplier”)

Signature:	/s/ U. Plechschmidt

Name:	Ulrich Plechschmidt

Title:	VP EMEA & Latin America

Place: Geneva, Switzerland

EMC/BROCADE CONFIDENTIAL

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Products and Pricing
EMC/BROCADE CONFIDENTIAL

EMC EXHIBIT A: [**]
[**]

				CY05/Q3	CY05/Q4	CY06/Q1	CY06/Q2	CY06/Q3	CY06/Q4
BRCD PN#	EMC PN#	EMC MODEL#	DESCRIPTION	7/1/05	10/1/05	1/1/06	4/1/06	7/1/06	10/1/06
[**]
[**]
[**]	[**]	[**]	2GB, 8 PORT SW3250 ENTRY-FABRIC SWITCH (US FED ONLY)	[**]	[**]	[**]
[**]	[**]	[**]	2GB, 8 PORT 3250-VL2E EZSWITCH (US FED ONLY)	[**]	[**]	[**]
[**]	[**]	[**]	2GB, 8 PORT SW3250 FULL-FABRIC SWITCH (US FED ONLY)	[**]	[**]	[**]

[**]	[**]	[**]	SW32X0 OPTIONAL SOFTWARE, TRUNKING	[**]	[**]	[**]

[**]	[**]	[**]	SW32X0 OPTIONAL SOFTWARE, FABRIC WATCH	[**]	[**]	[**]

[**]	[**]	[**]	SW32X0 OPTIONAL SOFTWARE, EXTENDED FABRIC	[**]	[**]	[**]

[**]	[**]	[**]	SW32X0 OPTIONAL SOFTWARE, PERFORMANCE MONITOR	[**]	[**]	[**]		[**]

[**]	[**]	[**]	SW3220 OPTIONAL SOFTWARE, QUICKLOOP	[**]	[**]	[**]

[**]	[**]	[**]	SW32X0 OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)	[**]	[**]	[**]

[**]	[**]	[**]	SW32X0 OPTIONAL SOFTWARE, SECURE OS	[**]	[**]	[**]

[**]	[**]	[**]	SW3252 TWO DOMAIN TO FULL FABRIC UPGRADE LICENSE KEY — POST SALE	[**]	[**]	[**]

[**]	[**]	[**]	SW3252 TWO DOMAIN TO FULL FABRIC UPGRADE LICENSE KEY — BUNDLED	[**]	[**]	[**]
[**]
[**]	[**]	[**]	2GB, 16 PORT SW3852 ENTRY-FABRIC SWITCH (US FED ONLY)	[**]	[**]	[**]
[**]	[**]	[**]	2GB, 16 PORT SW3850 FULL-FABRIC SWITCH (US FED ONLY)	[**]	[**]	[**]

[**]	[**]	[**]	SW38XX TRUNKING SOFTWARE — A LA CARTE	[**]	[**]	[**]

[**]	[**]	[**]	SW38XX FABRIC WATCH SOFTWARE — A LA CARTE	[**]	[**]	[**]

[**]	[**]	[**]	SW38XX PERF MONITOR SOFTWARE — A LA CARTE	[**]	[**]	[**]		[**]

[**]	[**]	[**]	SW38XX EXTENDED FABRIC SOFTWARE	[**]	[**]	[**]

[**]	[**]	[**]	SW38XX OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)	[**]	[**]	[**]

[**]	[**]	[**]	SW38XX SECURE OS SOFTWARE	[**]	[**]	[**]

[**]	[**]	[**]	SW3852 TWO DOMAIN TO FULL FABRIC UPGRADE LICENSE KEY — BUNDLED	[**]	[**]	[**]
[**]
[**]	[**]	[**]	4GB, 8 PORT SW220E E-PORT ENABLED/FULL FABRIC SWITCH	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	4port Port-On-Demand License Upgrade Kit with 4 SFPs — EMC version	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	4GB, 8 PORT SW210E NO E-PORT ENABLED SWITCH	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	4GB, 8 PORT SW210E NO E-PORT ENABLED SWITCH	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	4port Port-On-Demand License Upgrade Kit with 4 SFPs — Dell version	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	SW32XX/38XX/2X0E TRUNKING SOFTWARE — A LA CARTE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	SW32XX/38XX/2X0E FABRIC WATCH SOFTWARE — A LA CARTE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	SW32XX/38XX/2X0E PERF MONITOR SOFTWARE — A LA CARTE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

				CY05/Q3	CY05/Q4	CY06/Q1	CY06/Q2	CY06/Q3	CY06/Q4
BRCD PN#	EMC PN#	EMC MODEL#	DESCRIPTION	7/1/05	10/1/05	1/1/06	4/1/06	7/1/06	10/1/06
[**]	[**]	[**]	SW32XX/38XX/2X0E EXTENDED FABRIC SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	SME OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, PRF)	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	SW32XX/38XX/2X0E SECURE OS SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	2GB, 32 PORT SWITCH (WEBTOOLS, ZONING)	[**]			[**]
[**]	[**]	[**]	FRU, SW3900 POWER SUPPLY	[**]			[**]
[**]	[**]	[**]	FRU, SW3900 FAN	[**]			[**]
[**]	[**]	[**]	4GB 32 ports w/16 active, 2 PS, 16 SFP (COO US) — EMC version	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	4GB 32 ports w/16 active, 2 PS, 16 SFP (COO US) — Dell version	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	8port Port-On-Demand License Upgrade Kit with 8 SFPs — EMC version	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	8port Port-On-Demand License Upgrade Kit with 8 SFPs — Dell version	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU, SW4120 POWER SUPPLY	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU, SW4120 FAN	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	SW3900/4120 TRUNKING SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	SW3900/4120 FABRIC WATCH SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	SW3900/4120 EXTENDED FABRIC SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	SW3900/4120 PERFORMANCE MONITOR SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	SW3900/4120 EMC SOFTWARE BUNDLE (TRK, FWH, EXF, PRF)	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	SW3900/4120 SECURE OS SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	SW3900/4120 MIDRANGE CUP SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	4GB, 0 PORT, 2 CP, 4PS CONFIGURED CHASSIS	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW48000 PORT CARD WITH OPTICS — 16 PORT FRU	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW48000 PORT CARD WITH OPTICS — 32 PORT FRU	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW48000 CP FRU	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW48000 CABLE MGT COMB	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW48000 PORT CARD SLOT FILLER PANEL	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW48000 SFP EXTRACTION TOOL (Note: Comes with 32 port card)	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000/48000 DOOR KIT — EMC CUSTOM DOOR KIT	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	2GB, 0 PORT, 2 CP, 2PS CONFIGURED CHASSIS	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000 TO 24000 UPGRADE KIT, CONSISTS OF 2 EM24000 CPs	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000 CHASSIS FRU	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW24000 PORT CARD WITH OPTICS FRU	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW24000 CP FRU	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000 POWER SUPPLY SLOT FILLER	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000 PORT CARD WITH OPTICS FRU	[**]	[**]	[**]
[**]	[**]	[**]	SW12000 CP FRU	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000/48000 POWER SUPPLY FRU	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000/48000 POWER CORD, NO AMERICAN	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000/48000 POWER CORD, UK/IRE	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000/48000 POWER CORD, CONT EU	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000/48000 POWER CORD, AUST/NZ	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000/48000 POWER CORD, OTHER 230V	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000/48000 BROCADE RACKMOUNT KIT	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000/48000 BLOWER FRU	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000 WWN BEZEL FRU	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

				CY05/Q3	CY05/Q4	CY06/Q1	CY06/Q2	CY06/Q3	CY06/Q4
BRCD PN#	EMC PN#	EMC MODEL#	DESCRIPTION	7/1/05	10/1/05	1/1/06	4/1/06	7/1/06	10/1/06
[**]	[**]	[**]	SW12000/24000 WWN CARD FRU	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000 CHASSIS DOOR FRU	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000 PORT CARD SLOT FILLER	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000 CABLE MANAGEMENT COMB	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000 BLADE BOX PACKAGING ONLY	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000 BLOWER BOX PACKAGING ONLY	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000 TRUNKING SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000 FABRIC WATCH SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000 EXTENDED FABRIC SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000 PERFORMANCE MONITOR SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000 EMC SOFTWARE BUNDLE (TRK, FWH, EXF, PRF)	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW12000/24000 SECURE OS SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	SW12000/24000 DIRECTOR CUP SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW48000 TRUNKING SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW48000 FABRIC WATCH SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW48000 EXTENDED FABRIC SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW48000 PERFORMANCE MONITOR SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW48000 EMC SOFTWARE BUNDLE (TRK, FWH, EXF, PRF)	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW48000 SECURE OS SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	SW48000 CUP SOFTWARE	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	16 port SilkWorm Multi-Protocol Router, 2PS, 16 SWL SFP, Software Updates, 2Yr	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Router Fan FRU	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Router Power Supply FRU	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Router Railkit	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	XPATH FCIP	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	XPATH Fibre Channel Routing Service	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	Router/FCIP Bundle	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	SAS License	[**]	[**]	[**]	[**]	[**]	[**]

[**]
[**]	[**]	[**]	FM 4.0 BASE	[**]	[**]	[**]

[**]	[**]	[**]	FM 4.0 STANDARD	[**]	[**]	[**]

[**]	[**]	[**]	FM 4.0 ENTERPRISE	[**]	[**]	[**]

[**]	[**]	[**]	FM 3.0 UPGRADE	[**]	[**]	[**]		[**]

[**]	[**]	[**]	FM 4.0 BASE TO STANDARD UPGRADE	[**]	[**]	[**]

[**]	[**]	[**]	FM 4.0 BASE TO ENTERPRISE UPGRADE	[**]	[**]	[**]

[**]	[**]	[**]	FM 4.0 STANDARD TO ENTERPRISE UPGRADE	[**]	[**]	[**]

[**]	[**]	[**]	FM 5.0 BASE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FM 5.0 STANDARD	[**]	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

				CY05/Q3	CY05/Q4	CY06/Q1	CY06/Q2	CY06/Q3	CY06/Q4
BRCD PN#	EMC PN#	EMC MODEL#	DESCRIPTION	7/1/05	10/1/05	1/1/06	4/1/06	7/1/06	10/1/06
[**]	[**]	[**]	FM 5.0 ENTERPRISE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FM 4.0 UPGRADE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FM 5.0 BASE TO STANDARD UPGRADE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FM 5.0 BASE TO ENTERPRISE UPGRADE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FM 5.0 STANDARD TO ENTERPRISE UPGRADE	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FM4-FM5 UPGRADE — 4 DOMAINS	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	FM4-FM5 UPGRADE — 10 DOMAINS	[**]	[**]	[**]	[**]	[**]	[**]

[**] PRICING LANGUAGE.
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.